SEMI-ANNUAL REPORT

                                 June 30, 1997

                                   Petroleum
                                  & Resources
                                Corporation (R)

                   Investing in Resources for the Future (R)



Board of Directors
Enrique R. Arzac(3,4)           Augustine R. Marusi(1,3)
Leigh Carter(1,2)               W. Perry Neff(1,4)
Allan Comrie(1,3)               Douglas G. Ober(1)
Daniel E. Emerson(1,3)          Landon Peters(1,3)
Thomas H. Lenagh(2,4)           John J. Roberts
W.D. MacCallan(2,4)             Robert J.M. Wilson(2,4)

1. Member of Executive Committee
2. Member of Audit Committee
3. Member of Compensation Committee
4. Member of Retirement Committee

Officers
Douglas G. Ober             Chairman and
                             Chief Executive Officer
Richard F. Koloski          President
Joseph M. Truta             Executive Vice President
Nancy J.F. Prue             Vice President--Research
Lawrence L. Hooper, Jr.     Secretary and
                             General Counsel
Maureen A. Jones            Treasurer
R.M. Carlsson               Assistant Treasurer
Geraldine H. Stegner        Assistant Secretary

                     ----------
                     Stock Data
                     ----------
Price (6/30/97)                         $35.50
Net Asset Value (6/30/97)               $39.97
Discount:                                11.2%

New York Stock Exchange and Pacific Exchange ticker symbol: PEO

Newspaper stock listings are generally under the abbreviation: PetRs

                 ---------------------
                 Distributions in 1997
                 ---------------------
From Investment Income                   $0.52
  (Paid or declared)
From Net Realized Gains                   0.08
                                         -----
    Total                                $0.60
                                         =====

                          ---------------------------
                          1997 Dividend Payment Dates
                          ---------------------------
                               March 1, 1997
                               June 1, 1997
                               September 1, 1997
                               December 27, 1997*
                           *Anticipated

(Recycle Logo)  Printed on Recycled Paper

--------------------------------------------------------------------------------
                             LETTER TO STOCKHOLDERS
--------------------------------------------------------------------------------

We are pleased to submit the financial statements of the Corporation for the six months ended June 30, 1997, a schedule of investments and a list of principal changes in portfolio securities for the second quarter and the report of the independent accountants.

Net assets of the Corporation at June 30, 1997 were $39.97 per common share as compared with $37.09 per common share at December 31, 1996 on the 13,065,819 common shares outstanding on each date. The total return on net assets (with reinvestment of income and capital gains distributions) for the period was 8.7%. On March 1, 1997, a distribution of $0.20 per share was paid consisting of $0.08 from 1996 long-term capital gain, $0.01 from 1996 investment income and $0.11 from 1997 investment income, all taxable in 1997. A regular 1997 investment income dividend of $0.20 per share was paid June 1, 1997 and another $0.20 investment income dividend has been declared to common shareholders of record August 18, 1997, payable September 1, 1997.

Net investment income for the six months ended June 30, 1997 amounted to $5,196,878, compared with $5,160,207 for the same period in 1996. These earnings are equal to $0.40 and $0.40 per common share, respectively, on the average number of common shares outstanding during each period.

Net capital gain realized on investments for the six months ended June 30, 1997 amounted to $11,714,271, the equivalent of $0.90 per common share.

The Corporation is an internally managed equity fund emphasizing petroleum and natural resource investments. The investment policy of the fund is based on the primary objectives of preservation of capital, the attainment of reasonable income from investments and, in addition, an opportunity for capital appreciation.

By order of the Board of Directors,




/s/ Douglas G. Ober
_________________________
Douglas G. Ober,
Chairman and
Chief Executive Officer




/s/ Richard F. Koloski
_________________________
Richard F. Koloski,
President

July 18, 1997

--------------------------------------------------------------------------------
                      STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                 June 30, 1997

Assets
Investments* at value:
   Common stocks and convertible securities
      (cost $273,048,174)                                        $491,070,976
   Short-term investments (cost $30,654,658)                       30,654,658           $521,725,634
-----------------------------------------------------------------------------
Cash                                                                                         107,721
Receivables:
   Investment securities sold                                                                633,479
   Dividends and interest                                                                    993,350
Prepaid expenses                                                                           1,188,105
----------------------------------------------------------------------------------------------------
         Total Assets                                                                    524,648,289
----------------------------------------------------------------------------------------------------
Liabilities
Investment securities purchased                                                              511,976
Open option contracts at value (proceeds $204,195)                                           444,875
Accrued expenses                                                                           1,419,177
----------------------------------------------------------------------------------------------------
         Total Liabilities                                                                 2,376,028
----------------------------------------------------------------------------------------------------
         Net Assets                                                                     $522,272,261
====================================================================================================

Net Assets
Common Stock at par value $1.00 per share, authorized
   25,000,000 shares; issued and outstanding 13,065,819 shares                          $ 13,065,819
Additional capital surplus                                                               278,707,997
Undistributed net investment income                                                        1,015,816
Undistributed net realized gain on investments                                            11,700,507
Unrealized appreciation on investments                                                   217,782,122
----------------------------------------------------------------------------------------------------
         Net Assets Applicable to Common Stock                                          $522,272,261
====================================================================================================
         Net Asset Value per Share of Common Stock                                            $39.97
====================================================================================================

* See Schedule of Investments on pages 7 and 8.

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                         Six Months Ended June 30, 1997



INVESTMENT INCOME
   Income:
      Dividends                                                   $ 5,171,292
      Interest                                                      1,130,043
-----------------------------------------------------------------------------
         Total income                                               6,301,335
--------------------------------------------------------------------------------
   Expenses:
      Investment research                                             457,722
      Administration and operations                                   156,602
      Directors' fees                                                  91,350
      Reports and stockholder communications                           90,033
      Transfer agent, registrar and custodian expenses                 83,363
      Auditing services                                                25,352
      Legal services                                                   16,000
      Occupancy and other office expenses                              46,050
      Travel, telephone and postage                                    55,534
      Other                                                            82,451
-----------------------------------------------------------------------------
         Total expenses                                             1,104,457
-----------------------------------------------------------------------------
         Net Investment Income                                      5,196,878
-----------------------------------------------------------------------------
Realized Gain and Change in Unrealized Appreciation on Investments
   Net realized gain on security transactions                      11,714,271
   Change in unrealized appreciation on investments                25,998,450
-----------------------------------------------------------------------------
         Net Gain on Investments                                   37,712,721
-----------------------------------------------------------------------------
Change in Net Assets Resulting from Operations                    $42,909,599
=============================================================================

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                           Six Months            Year ended
                                                              ended              December 31,
                                                          June 30, 1997              1996
                                                          -------------          ------------
From Operations:
   Net investment income                                    $ 5,196,878          $ 10,048,674
   Net realized gain on investments                          11,714,271            17,410,824
   Change in unrealized appreciation on investments          25,998,450            71,908,379
----------------------------------------------------------------------------------------------
         Change in net assets resulting from operations      42,909,599            99,367,877
----------------------------------------------------------------------------------------------
Dividends to Stockholders from:
   Net investment income                                     (4,181,062)          (10,446,294)
   Net realized gain from investment transactions            (1,045,266)          (16,815,986)
----------------------------------------------------------------------------------------------
         Decrease in net assets from distributions           (5,226,328)          (27,262,280)
----------------------------------------------------------------------------------------------
From Capital Share Transactions:
   Value of common shares issued in payment of optional
     distributions                                               -0-               11,078,422
----------------------------------------------------------------------------------------------
         Total Increase in Net Assets                        37,683,271            83,184,019
Net Assets:
   Beginning of period                                      484,588,990           401,404,971
----------------------------------------------------------------------------------------------
   End of period (including undistributed net investment
     income of $1,015,816 and $0, respectively)            $522,272,261          $484,588,990
==============================================================================================


--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Petroleum & Resources  Corporation  (the  Corporation)  is registered  under the
Investment Company Act of 1940 as a diversified investment company. The Corporation's investment objectives as well as the nature and risk of its investment transactions are set forth in the Corporation's registration statement.

Security Valuation--Investments in securities traded on national security exchanges are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments are valued at amortized cost which, when combined with accrued interest receivable, approximates value. Options are valued at the last sale price or last quoted asked price.

Securities Transactions and Investment Income--Investment transactions are accounted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distributions to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

2. FEDERAL INCOME TAXES

The Corporation's policy is to distribute all its taxable income to its shareholders in compliance with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. For federal income tax purposes, the identified cost of securities, including options, at June 30, 1997 was $304,117,882, and net unrealized appreciation aggregated $217,811,947, of which the related gross unrealized appreciation and depreciation were $224,599,591 and $6,787,644, respectively.

Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, periodic reclassifications are made within the Corporation's capital accounts to reflect income and gains available for distribution under income tax regulations.

--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

3. INVESTMENT TRANSACTIONS
Purchases and sales of portfolio securities, other than options and short-term investments, during the six months ended June 30, 1997 were $33,156,283 and $43,643,872, respectively. Option transactions comprised an insignificant portion of operations during the period ended June 30, 1997. All investment decisions are made by a committee, and no one person is primarily responsible for making recommendations to that committee.

4. CAPITAL STOCK
The Corporation may purchase shares of its Common Stock from time to time at such prices and amounts as the Board of Directors may deem advisable. No purchases were made during the six months ended June 30, 1997.

The Corporation has 3,000,000 unissued preferred shares without par value.

The Corporation has an employee incentive stock option and stock appreciation rights plan which provides for the issuance of options and stock appreciation rights for the purchase of up to 815,000 shares of the Corporation's common stock at 100% of the fair market value at date of grant. Options are exercisable beginning not less than one year after the date of grant and extend and vest over ten years from the date of grant. Stock appreciation rights are exercisable beginning not less than two years after the date of grant and extend over the period during which the option is exercisable. The stock appreciation rights allow the optionees to surrender their rights to exercise their options and receive cash or shares in an amount equal to the difference between the option price and the fair market value of the common stock at the date of surrender. Under the plan, the exercise price of the options and related stock appreciation rights is reduced by the per share amount of capital gains paid by the Corporation during subsequent years. At the beginning of 1997, 164,895 options were outstanding at exercise prices of $17.5200-$33.9375. During the six months ended June 30, 1997, the Corporation granted options including stock appreciation rights for 3,094 shares of common stock with an exercise price of $32.3125; stock appreciation rights relating to 12,236 stock option shares were exercised at market prices of $36.50-$36.75 per share and the stock options relating to these rights, which had exercise prices between $17.5200- $23.0225 per share, were cancelled. In addition, stock options and stock appreciation rights relating to 1,767 shares, which had an exercise price of $33.858, were cancelled during the second quarter. At June 30, 1997, there were outstanding exercisable options to purchase 34,309 common shares at $18.545-$26.850 per share and unexercisable options to purchase 119,677 common shares at $20.0250-$33.8575 per share. The total compensation expense for stock options and stock appreciation rights recognized for the six months ended June 30, 1997 was $150,465. At June 30, 1997, there were 347,348 shares available for future option grants.

5. RETIREMENT PLANS
The Corporation provides retirement benefits for its employees under a non-contributory qualified defined benefit pension plan. The benefits are based on years of service and compensation during the last 36 months of employment. The Corporation's current funding policy is to contribute annually to the plan only those amounts that can be deducted for federal income tax purposes. The plan assets consist primarily of investments in mutual funds.

The actuarially computed net pension cost credit for the six months ended June 30, 1997 was $45,151, and consisted of service expense of $37,274, interest expense of $86,016, expected return on plan assets of $146,691, and a net amortization credit of $21,750.

In determining the actuarial present value of the projected benefit obligation, the interest rate used for the weighted-average discount rate was 7.50%, the expected rate of annual salary increase was 7.0% and the expected long-term rate of return on plan assets was 8.0%.

On January 1, 1997, the accumulated benefit obligation, including vested benefits, was $1,602,189. The fair value of the plan assets was $3,701,040 and the projected benefit obligation for service rendered to date was $2,327,498, which resulted in excess plan assets of $1,373,542. The remaining components of prepaid pension cost included $263,895 in unrecognized net gain, $220,486 in unrecognized prior service cost and $203,719 is the remaining portion of the unrecognized net asset existing at January 1, 1987, which is being amortized over 15 years. Prepaid pension cost included in prepaid expenses at June 30, 1997 was $1,171,565.

In addition, the Corporation has a nonqualified unfunded benefit plan which provides employees with defined retirement benefits to supplement the qualified plan. The Corporation does not provide postretirement medical benefits.

6. EXPENSES
The cumulative amount of accrued expenses at June 30, 1997 for employees and former employees of the Corporation was $1,357,855. Aggregate remuneration paid or accrued during the six months ended June 30, 1997 to officers and directors amounted to $557,262.

Research, accounting and other office services provided by and reimbursed to The Adams Express Company, an investment company which owns 8.8% of the Corporation's common stock, amounted to $252,275 for the six months ended June 30, 1997.

7. PORTFOLIO SECURITIES LOANED
The Corporation makes loans of securities to brokers, collateralized by cash deposits, U.S. Government securities, or bank letters of credit, the value of which exceeds the market value of such loaned securities. The Corporation receives compensation for lending securities in the form of fees. The Corporation continues to receive dividends on the securities loaned. At June 30, 1997, the value of security loans outstanding was $3,262,500.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                       Six Months Ended
                                     --------------------                 Year Ended December 31
                                     June 30,    June 30,    --------------------------------------------------
                                       1997        1996      1996       1995       1994       1993      1992
                                       ----        ----      ----       ----       ----       ----      ----
Per Share Operating
Performance*
Net asset value, beginning of
   period                            $37.09      $31.51     $31.51     $26.84     $29.64     $27.66     $28.07
---------------------------------------------------------------------------------------------------------------
   Net investment income               0.40        0.40       0.79       0.86       0.94       0.92       1.06
   Net realized gains and change in
      unrealized appreciation and
      other changes                    2.88        2.94       6.93       5.90      (1.64)      3.30       0.81
---------------------------------------------------------------------------------------------------------------
Total from investment operations       3.28        3.34       7.72       6.76      (0.70)      4.22       1.87
Less distributions
   Dividends from net investment
      income
      To preferred shareholders         --          --         --         --         --       (0.12)     (0.28)
      To common shareholders          (0.32)      (0.36)     (0.82)     (0.87)     (0.92)     (0.82)     (0.77)
   Distributions from net realized
      gains
      To common shareholders          (0.08)      (0.04)     (1.32)     (1.22)     (1.18)     (1.30)     (1.23)
---------------------------------------------------------------------------------------------------------------
Total distributions                   (0.40)      (0.40)     (2.14)     (2.09)     (2.10)     (2.24)     (2.28)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period       $39.97      $34.45     $37.09     $31.51     $26.84     $29.64     $27.66
===============================================================================================================
Per share market price, end of
   period                            $35.50      $30.25     $34.75     $28.25     $25.25     $27.50     $25.25

Total Investment Return
   Based on market price               3.3%        8.5%      31.2%      20.5%      (0.7)%     17.4%       4.8%

Ratios/Supplemental Data
   Net assets applicable to common
      stock, end of period
      (in 000's)                    $522,272    $438,887   $484,589   $401,405   $332,279   $355,837   $320,241
   Ratio of expenses to average net
      assets                           0.45%+      0.60%+     0.63%      0.57%      0.42%      0.57%      0.52%
   Ratio of net investment income
      to average net assets            2.12%+      2.47%+     2.31%      2.89%      3.19%      2.61%      2.79%
   Portfolio turnover                 14.27%+     13.51%+    15.50%     15.86%     10.95%     10.16%     15.06%
   Average brokerage commission rate  $0.06       $0.06      $0.06        --         --         --        --
Number of shares outstanding at
   end of period (in 000's)           13,066      12,739     13,066      12,739    12,380     12,007     11,580
---------------------------------------------------------------------------------------------------------------

----------
* Selected data for each share of common stock outstanding throughout each period.
+ Ratios presented on an annualized basis.

--------------------------------------------------------------------------------
                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                  June 30, 1997

                                                  Prin. Amt.
                                                  or Shares      Value (A)
Stocks And Convertible Securities--94.0%          ----------   ------------
   Energy--77.5%
     Internationals -- 24.9%
       British Petroleum plc ADR                   187,916     $ 14,070,211
       Chevron Corp.                               110,000        8,133,125
       Exxon Corp.                                 330,000       20,212,500
       Mobil Corp.                                 240,000       16,770,000
       Royal Dutch Petroleum Co.                   880,000       47,520,001
       "Shell" Transport and Trading
         Co., plc ADR                               80,000       10,060,000
       Texaco Inc.                                  50,000        5,437,500
       TOTAL S.A. ADR                              150,000        7,593,750
                                                               ------------
                                                                129,797,087
                                                               ------------
     Domestics--11.2%
       Amerada Hess Corp.                           65,000        3,611,563
       Amoco Corp.                                  50,000        4,346,875
       Ashland Inc.                                115,950        5,377,181
       Atlantic Richfield Co.                       90,000        6,345,000
       Murphy Oil Corp.                            100,000        4,875,000
       Pennzoil Co. 6.50% Conv.
         Exch. Sr. Debs. due 2003               $2,000,000        3,515,000
       Phillips Petroleum Co.                      120,000        5,250,000
       Tesoro Petroleum Corp. (C)                  300,000        4,443,750
       Tosco Corp.                                 160,000        4,790,000
       Ultramar Diamond Shamrock Corp.             125,000        4,078,125
       Unocal Capital Trust $3.125
         Conv. Pfd.                                 72,540        4,098,510+
       Unocal Corp.                                150,000        5,850,000
       Valero Energy Corp.                          55,500        2,011,875
                                                               ------------
                                                                 58,592,879
                                                               ------------
     Producers--12.9%
       Anadarko Petroleum Corp.                     90,000        5,400,000
       Apache Corp. 6.00% Conv. Sub.
         Debs. due 2002 (B)                     $3,000,000        3,510,000
       Barrett Resources Corp. (C)                 125,000        3,742,187
       Devon Energy Corp.                          164,900        6,060,075
       Enron Oil & Gas Co.                         190,000        3,443,750
       Louisiana Land & Expl. Co.                   70,000        3,998,750
       Monterey Resources Inc.                     250,000        3,718,750
       Noble Affiliates Inc.                        91,855        3,553,640
       Occidental Petroleum Corp.
         $3.00 Conv. Exch. Pfd.                     30,000        2,430,000
       Occidental Petroleum Corp.                  175,000        4,385,938
       Ocean Energy Inc. (C)                        80,000        3,700,000
       Oryx Energy Co. 7.50% Conv.
         Sub. Debs. due 2014                    $1,500,000        1,462,500
       Oryx Energy Co. (C)                          85,000        1,795,625
       Seagull Energy Corp. (C)                    230,000        4,025,000
       Southwestern Energy Co.                     200,000        2,600,000
       Union Pacific Resources
         Group, Inc.                               225,816        5,617,173
       United Meridian Corp. (C)                   123,500        3,705,000
       Vastar Resources, Inc.                      125,000        4,382,813
                                                               ------------
                                                                 67,531,201
                                                               ------------
     Distributors--15.1%
       AGL Resources, Inc.                         200,000        4,125,000
       Coastal Corp.                               110,000        5,850,625
       Energen Corp.                                64,500        2,172,843
       Enron Corp. 6.25% Exch Notes
         due 1998                                  175,000        3,346,875




                                                  Prin. Amt.
                                                  or Shares      Value (A)
                                                  ----------   ------------
       Enron Corp. $12.28 Conv.
         Pfd. Ser. J                                25,000     $ 13,927,266
       Enron Global Power & Pipelines
         L.L.C.                                    125,000        4,164,063
       Equitable Resources Inc.                    100,000        2,837,500
       KN Energy, Inc.                             150,000        6,318,750
       LG&E Energy Corp.                           150,000        3,309,375
       MCN Corp.                                   190,000        5,818,750
       National Fuel Gas Co.                       100,000        4,193,750
       New Jersey Resources, Inc.                  185,000        5,804,375
       Questar Corp.                               134,000        5,410,250
       United Cities Gas Co.                       200,000        4,700,000+
       Washington Gas Light Co.                    100,000        2,512,500
       Western Gas Resources Inc.                  235,000        4,582,500
                                                               ------------
                                                                 79,074,422
                                                               ------------
     Services--13.4%
       BJ Services Co. (C)                         100,000        5,362,500
       Camco International Inc.                    130,000        7,117,500
       Diamond Offshore Drilling, Inc. (C)          48,400        3,769,150
       ENSCO International, Inc. (C)               110,000        5,802,500
       Halliburton Co.                              70,000        5,547,500
       Santa Fe International Corp. (C)             90,000        3,060,000
       Schlumberger Ltd.                            96,100       12,012,500
       SEACOR Smit, Inc. (C)                        90,000        4,708,125
       Tidewater, Inc.                              90,000        3,960,000
       Transocean Offshore Inc.                    125,000        9,078,125
       Weatherford/Enterra Inc. (C)                120,000        4,620,000
       Western Atlas Inc. (C)                       69,000        5,054,250
                                                               ------------
                                                                 70,092,150
                                                               ------------
   Basic Industries--16.3%
     Basic Materials--5.3%
       Calgon Carbon Corp.                         184,800        2,564,100
       du Pont (E.I.) de Nemours & Co.             100,000        6,287,500
       Freeport-McMoRan Copper &
         Gold Inc.                                 127,603        3,732,387
       Inco Ltd. 5.75% Conv. Debs.
         due 2004                               $3,000,000        3,532,500
       Medusa Corp.                                100,000        3,837,500
       Olin Corp.                                  140,000        5,468,750
       United Water Resources Inc.                 122,100        2,365,688
                                                                -----------
                                                                 27,788,425
                                                                -----------
     Capital Goods & Other--7.5%
       Caterpillar Inc.                             50,000        5,368,750
       Deere & Co.                                 120,000        6,585,000
       Dover Corp.                                 100,200        6,174,825
       General Electric Co.                        200,000       13,000,000
       Jacobs Engineering Group,
         Inc. (C)                                  150,000        4,031,250
       Quaker State Corp.                          250,000        3,812,500
                                                               ------------
                                                                 38,972,325
                                                               ------------
     Paper and Forest Products--3.5%
       Consolidated Papers, Inc.                    65,000        3,510,000
       Kimberly-Clark Corp.                        130,000        6,467,500
       Mead Corp.                                   70,000        4,357,500
       Temple-Inland, Inc.                          75,000        4,050,000
                                                               ------------
                                                                 18,385,000
                                                               ------------
   Other -- 0.2%
       Stocks under accumulation                                    837,487
                                                               ------------
   Total Stocks And Convertible Securities
      (Cost $273,048,174) (D)                                   491,070,976
                                                               ------------

--------------------------------------------------------------------------------
                      SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
                                 June 30, 1997

                                                  Prin. Amt.     Value (A)
Short-Term Investments--5.9%                      ----------   ------------
   Certificates Of Deposit --1.9%
      Old Kent Bank & Trust Co.
         5.45%, due 7/17/97                       $5,000,000    $ 5,000,000
      U.S. Bank of Oregon,
         5.50%, due 7/3/97                         5,000,000      5,000,000
                                                               ------------
                                                                 10,000,000
                                                               ------------
   Commercial Paper -- 4.0%
      Chevron Oil Finance Co.,
         5.45-5.52%,
         due 7/24/97-7/27/97                       4,505,000      4,489,268
      Ford Motor Credit Corp.,
         5.54%, due 7/24/97                        5,000,000      4,982,303



                                                  Prin. Amt.     Value (A)
                                                  ----------   ------------
   General Electric Capital Corp.,
      5.53%, due 7/10/97                          $5,000,000    $ 4,993,087
   PepsiCo, Inc., 6.00%, due 7/1/97                1,690,000      1,690,000
   USAA Capital Corp.,
      5.56%, due 7/1/97                            4,500,000      4,500,000
                                                               ------------
                                                                 20,654,658
                                                               ------------
Total Short-Term Investments
    (Cost $30,645,658)                                           30,654,658
                                                               ------------
Total Investments
   (Cost $303,702,832)                                          521,725,634
   Cash, receivables and other
      assets, less liabilities                                      546,627
                                                               ------------
Net Assets-- 100.0%                                            $522,272,261
                                                               ============

================================================================================
Notes:
(A) See note 1 to financial statements. Securities are listed on the New York Stock Exchange or the American Stock Exchange except restricted securities and also those marked (+), which are traded "Over-the-Counter."
(B) Restricted security (Apache Corp. 6.00% Conv. Sub. Debs. due 2002 acquired 12/6/94, cost $3,000,000).
(C) Presently non-dividend paying.
(D) The aggregate market value of stocks held in escrow at June 30, 1997 covering open call option contracts written was $7,094,250. In addition, the required aggregate market value of securities segregated by the custodian to collateralize open put option contracts written was $2,833,750.



--------------------------------------------------------------------------------
                        HISTORICAL FINANCIAL STATISTICS
--------------------------------------------------------------------------------

                    Value of                                                  Per Common Share
                   Net Assets                             Net          ------------------------------
                   Applicable                            Asset          Dividends       Distributions
                       to             Common           Value per        from Net          from Net
                     Common           Shares            Common         Investment         Realized
 Dec. 31              Stock         Outstanding          Share           Income             Gains
---------        ------------      ------------        ---------       ----------       -------------
 1986            $246,071,990        8,979,978          $27.40            $1.45             $2.89
 1987             234,062,235        9,636,306           24.29             1.67              2.31
 1988             248,370,688        9,997,584           24.84              .92              1.20
 1989             322,866,019       10,384,600           31.09             1.20              1.20
 1990             308,599,851       10,793,289           28.59             1.10              1.25
 1991             314,024,187       11,185,572           28.07              .92              1.23
 1992             320,241,282       11,579,503           27.66              .77              1.23
 1993             355,836,592       12,006,671           29.64              .82              1.30
 1994             332,279,398       12,380,300           26.84              .92              1.18
 1995             401,404,971       12,739,383           31.51              .87              1.22
 1996             484,588,990       13,065,819           37.09              .82              1.32
 June 30, 1997    522,272,261       13,065,819           39.97              .52*              .08

--------------------
 *Paid or declared.

--------------------------------------------------------------------------------
                   PRINCIPAL CHANGES IN PORTFOLIO SECURITIES
--------------------------------------------------------------------------------

                   During the Three Months Ended June 30, 1997

                                                            Shares
                                          ---------------------------------------------
                                                                              Held
                                          Additions       Reductions      June 30, 1997
                                          ---------       ----------      -------------
 Atlantic Richfield Co.                      45,000(1)                          90,000
 British Petroleum plc ADR                   93,958(1)                         187,916
 Barrett Resources Corp.                     64,000                            125,000
 du Pont (E.I.) de Nemours & Co.             50,000(1)                         100,000
 ENSCO International, Inc.                   30,000                            110,000
 Exxon Corp.                                165,000(1)                         330,000
 General Electric Co.                       100,000(1)                         200,000
 Kimberly-Clark Corp.                        65,000(1)                         130,000
 Mobil Corp.                                120,000(1)                         240,000
 Olin Corp.                                  85,000                            140,000
 Royal Dutch Petroleum Co.                  660,000(1)                         880,000
 Santa Fe International Corp.                90,000                             90,000
 Temple-Inland, Inc.                         20,000                             75,000
 Tosco Corp.                                160,000                            160,000
 United Water Resources Inc.                122,100                            122,100
 Valero Energy Corp.                         55,500(2)                          55,500
 Enron Global Power & Pipelines L.L.C.                        25,000           125,000
 Imperial Oil Ltd.                                           105,488              --
 Occidental Petroleum Corp.                                   90,000              --
 Parker & Parsley Petroleum Co.                              125,000              --
 Pennzoil Co.                                                 35,000              --
 Sonat, Inc.                                                  68,200              --
 Valero Energy Corp. $3.125 Conv. Pfd.                        30,000(2)           --
 WMX Technologies Inc.                                        80,000              --

--------------------
(1)  By stock split.
(2)  Received shares from conversion of Valero Energy Corp. $3.125 Conv. Pfd.

                              -------------------

                                  Common Stock
                     Listed on the New York Stock Exchange
                            and the Pacific Exchange
 The Corporate Office Address: Seven St. Paul Street, Suite 1140, Baltimore, MD
                                     21202
        The Corporate Office Telephone: (410) 752-5900 or (800) 638-2479
              Transfer Agent, Registrar & Custodian of Securities
                              The Bank of New York
                            101 Barclay Street, 11E
                               New York, NY 10007
          The Bank's Shareholder Relations Department: (800) 432-8224
                       Counsel: Chadbourne & Parke L.L.P.
               Independent Accountants: Coopers & Lybrand L.L.P.

--------------------------------------------------------------------------------
   This report,  including the financial  statements herein, is transmitted to
   the   stockholders   of  Petroleum  &  Resources   Corporation   for  their
   information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Corporation or of any securities mentioned in this report.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Stockholders of

     PETROLEUM & RESOURCES CORPORATION:

     We have audited the accompanying statement of assets and liabilities of Petroleum & Resources Corporation, including the schedule of investments, as of June 30, 1997, and the related statement of operations for the six months then ended, the statement of changes in net assets for the six months ended June 30, 1997 and the year ended December 31, 1996, and the financial highlights for the six months ended June 30, 1997 and 1996 and for each of the five years in the period ended December 31, 1996. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of June 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Petroleum & Resources Corporation as of June 30, 1997, the results of its operations, the changes in its net assets, and financial highlights for each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.



                                                       COOPERS  & LYBRAND L.L.P.


Baltimore, Maryland
July 8, 1997

--------------------------------------------------------------------------------
                           DIVIDEND PAYMENT SCHEDULE &
                      AUTOMATIC DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

The Corporation presently pays dividends four times a year, as follows: (a) Three interim investment income dividends on or about March, June and September 1st. (b) A "year-end" payment consisting of the estimated balance of the net investment income for the year and the net realized capital gains earned through October 31st, payable in late December. Stockholders may elect to receive this payment in stock or cash. In connection with this payment, all stockholders of record are sent a dividend announcement notice and an election card in mid-November. The following options are available:

(1) Full shares of stock for the combined income dividend and capital gains distribution to the extent possible.

(2) Full shares of stock for the capital gains distribution to the extent possible. Fractional shares and the income dividend are paid in cash. Without a timely response, stockholders will be paid in accordance with this option.

(3) Both the income dividend and capital gains distribution in cash.

Stockholders holding shares in "street" or brokerage accounts may make one of the above elections by notifying their brokerage house representative.

Stockholders of record of Petroleum stock have two additional ways to increase their investment in the Corporation.

The Bank of New York's Automatic Dividend Reinvestment Plan provides that its participants' four distributions are automatically invested in additional shares of Petroleum common stock. New shares acquired are held on a book basis by the Bank.

Additionally, after the participants' first dividend is reinvested, they are eligible to make cash payments in any amount from $50.00.

The Bank provides participants with reinvestment confirmations after each dividend or cash payment. The Bank's fee for this service is 10% of the amount received up to a maximum of $2.50 for the interim dividend payments and cash payments. There is no charge for the "year-end" distribution.

The Bank's plan also provides for the deposit of certificate shares into the participant's "book share" account for a one-time charge of $5.00.

A brochure and enrollment card may be obtained by calling the Bank at (800) 432-8224 or by writing to:

                              The Bank of New York
                              Dividend Reinvestment
                                 P.O. Box 11258
                              Church Street Station
                               New York, NY 10277